UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2022

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03(a) of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2022, Hall of Fame Resort & Entertainment Company (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State to effect, at 12:01 a.m. Eastern Time on December 27, 2022 (the “Effective Time”), a 1-for-22 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Common Stock will begin trading on a split-adjusted basis on the Nasdaq Global Select Market at the market open on December 27, 2022. The trading symbol for the Common Stock will remain “HOFV.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 40619L201.

As previously described in detail in our definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2022, the Company held a special meeting of stockholders on September 29, 2022, at which meeting the stockholders approved an amendment of our Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio in the range of 1-for-10 to 1-for-25 and authorized our board of directors to effect a reverse stock split with the exact ratio to be determined in the Board’s discretion. Our Board thereafter selected the 1-for-22 reverse stock split ratio and authorized the implementation of the Reverse Stock Split.

As a result of the Reverse Stock Split, every 22 shares of issued and outstanding Common Stock were, at the Effective Time, combined and converted into one issued and outstanding share of Common Stock. The par value per share of Common Stock remains unchanged. The Reverse Stock Split will not change the authorized number of shares of Common Stock or preferred stock. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, stockholders who, immediately prior to the Effective Time, own a number of shares of Common Stock which is not evenly divisible by the Reverse Stock Split ratio shall, with respect to such fractional interest, be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from the Company in lieu of such fractional interest in an amount equal to the product obtained by multiplying (i) the average closing price per share of the Common Stock as reported on the Nasdaq Capital Market for the five trading days preceding but not including the date of the Effective Time (with such average closing price being adjusted to give effect to the Reverse Stock Split), which equals $11.28 per share of Common Stock, and (ii) the fraction of a share of Common Stock to which the stockholder is otherwise entitled.

All outstanding restricted stock unit awards, warrants and other securities entitling their holders to purchase or otherwise receive shares of Common Stock will be adjusted as a result of the reverse split, as required by their respective terms. The number of shares available to be awarded under the Company’s Amended 2020 Omnibus Stock Incentive Plan will also be appropriately adjusted.

The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s common stock, except for adjustments that may result from the treatment of fractional shares as described above.

The form of Certificate of Amendment was approved by the Company’s stockholders at the Company’s Special Meeting of Stockholders held on September 29, 2022 and by the Company’s Board of Directors (the “Board”).

The foregoing description of the Reverse Stock Split and Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

On December 23, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1. Also on December 23, 2022, the Company posted to its website a Letter from the CEO discussing same. A copy of the Letter from the CEO is attached as Exhibit 99.2.

Item 8.01. Other Events.

The Company currently has the active registration statements listed below (the “Registration Statements”) on Form S-8 on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of undistributed pre-split shares of Common Stock deemed to be covered by each of the Registration Statements will be proportionately reduced to a number of post-split shares of Common Stock, as applicable, giving effect to the Reverse Stock Split at the ratio of 1-for-22. The Registration Statements are as follows: Registration Statements Nos. 333-248851 and 333-259202 on Form S-8 relating to the Amended 2020 Omnibus Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective December 27, 2022
99.1	Press Release dated December 23, 2022
99.2	Letter from the CEO dated December 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: September 27, 2022

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